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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 20, 2003

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                                     000-30975
        (State of Formation)                        (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

               12325 Emmet Street
                   Omaha, NE                                 68164
    (Address of principal executive offices)               (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

      On November 20, 2003, the Company issued a press release announcing it has signed an agreement with Fisher Scientific, a leading global provider of scientific research products and services, to distribute Optimase Polymerase, Transgenomic's high fidelity, thermostable polymerase enzyme for PCR (polymerase chain reaction) amplification of DNA. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated November 20, 2003, announcing Transgenomic has signed an agreement with Fisher Scientific, a leading global provider of scientific research products and services, to distribute Optimase Polymerase, Transgenomic's high fidelity, thermostable polymerase enzyme for PCR (polymerase chain reaction) amplification of DNA.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSGENOMIC, INC.

                                   By /s/ Michael J. Draper
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                                      Michael J. Draper, Chief Financial Officer

November 20, 2003


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